Exhibit 13.1

 PRINCIPAL EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Golden Ocean Group Limited (the "Company") on Form 20-F for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, Lars-Christian Svensen, the Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: March 20, 2024

/s/ Lars-Christian Svensen
Lars-Christian Svensen
Principal Executive Officer